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                                                                EXHIBIT 10.08(o)


Confidential treatment with respect to certain information in this Exhibit has been requested of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The bracketed portions of this Exhibit have been omitted from material filed in accordance with Rule 24b-2 and have been filed separately with the Commission.







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LONG DISTANCE GUI


              SCHEDULE NUMBER "35-002-97"/AGREEMENT NO. 9700050785

                                    U S WEST
                                LONG DISTANCE-GUI
                                   (USWLD-GUI)

This Schedule Number "35-002-97", effective September 2, 1997, issued pursuant to the General Terms and Conditions of Agreement No. 9700050785 dated June 30, 1997 between U S WEST and Carnegie Group, Inc. ("CGI") including the Special Provisions Module - Software License and Services dated June 30, 1997 (collectively, the "Agreement") and is made a part thereto.

For purposes of this Schedule 35-002-97 only, the Customer is U S WEST Long Distance, Inc., an Affiliate of U S WEST Communications Group, Inc.

The U S WEST Long Distance GUI Proposal from Carnegie Group, Inc. to U S WEST Long Distance dated October 8, 1997 (the "Long Distance GUI Proposal") shall be included in its entirety as part of this Schedule 35-002-97. This Schedule contains the following sections which may reference specific portions of the Proposal.

              1.  Project Description

              2.  Schedule, Statement of Work and Deliverables

              3.  Projected Cost

This Schedule specifically overrides the terms and conditions of the Agreement pursuant to "Exceptions/Definitions to the Agreement" in section 1.3 below. In the event that such section 1.3 conflicts with the provisions of the Agreement, the terms of section 1.3 shall control for purposes of this Schedule only.

In consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


I.       PROJECT DESCRIPTION

1.1      INTRODUCTION

This Schedule covers the services and deliverables to be provided by Carnegie Group, Inc. for U S WEST in support of U S WEST LONG DISTANCE GUI. The work to be provided by CGI represents a new effort between the parties.



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1.2      OVERVIEW

Reference the Executive Summary and Articles 1 through 2 of the Long Distance GUI Proposal in their entirety for a complete project overview description of the project.


1.3      EXCEPTIONS/DEFINITIONS TO THE AGREEMENT

The following exceptions and definitions apply to this Schedule:

o Special Rampdown provisions: Notwithstanding subsection 21.2 of the Agreement, Customer shall be responsible for continued funding of the current CGI project resources at the time of termination for a period of two (2) weeks.

o Services Warranty terms: CGI will warrant the final Purchases for a period of ninety (90) days from final Acceptance in accordance with the terms of section 5 of the Agreement.

o        Management of project resources:

                  The CGI project manager assigned to this U S WEST LONG DISTANCE GUI has exclusive control of and over the CGI resources on the project, including but not limited to responsibility for staff assignment, project team makeup, and transition of CGI resources either onto or from a project. U S WEST may request the CGI project manager to make changes relating to the CGI resources. CGI will respond with consent or an objection to consent and reasons why consent will be withheld; consent will not be unreasonably withheld.

                  The CGI project manager and the U S WEST project manager have the authority to mutually agree on the location, either at a U S WEST site or CGI site, where each CGI resource may work during the project, including an associated period of time, based on not compromising the schedule and deliverables set forth in this Schedule.

o        Review of the Schedule

                  The parties agree that the U S WEST team leader, the U S WEST project manager and the CGI project manager will meet within the first week after the date this Schedule is signed to review the details of this Schedule, including but not limited to the Exceptions to the Agreement provided above ("Review").

                  The Review will occur more than once should a new U S WEST team leader, U S WEST project manager or CGI project manager be assigned by U S WEST or CGI respectively to the U S WEST LONG DISTANCE GUI after the initial Review, unless as otherwise mutually agreed by the parties.



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1.4      ROLES AND RESPONSIBILITIES

Reference Article 6 in its entirety of the Long Distance GUI Proposal for CGI, U S WEST and Joint CGI and U S WEST Roles and Responsibilities for the project.


1.5      SCOPE

Reference Article 3 in its entirety of the Long Distance GUI Proposal for the scope of the project.

1.6      DELIVERABLES

         The following USWLD-GUI deliverables will be provided by CGI to U S
WEST:

         o SOFTWARE PROJECT MANAGEMENT PLAN (SPMP): The SPMP provides a project management guide for successful execution of the USWLD-GUI project. It documents such elements as project goals, points of contact, schedule, resources, risks, constraints, and assumptions. The SPMP ensures that all project elements are considered initially and managed to successful completion.

         o USER REQUIREMENTS SPECIFICATION: This document defines the set of requirements specified by the USWLD client representatives for functional purposes and channel groups for usability purposes.

         o SYSTEM ARCHITECTURE SPECIFICATION: This document describes the overall system architecture, which describes modular composition, high-level interfaces, hardware platform, and software platform.

         o FUNCTIONAL SPECIFICATION: This document describes the functions and operations that the LD GUI must perform, as determined and defined by Carnegie Group and U S WEST . It describes the characteristics of the application as end users would experience the application, and provides preliminary high-level technical information for application developers.

         o DESIGN SPECIFICATION: This document contains a detailed description of each USWLD- GUI application module and their respective interfaces.

         O SOURCE CODE: U S WEST will receive a software release at the beginning of NT testing and another at the end of NT testing, after any issues noted during NT testing have been addressed.

         o The BUSINESS SERVICE MODULE: contains the business rules defined by U S WEST for inclusion in the USWLD-GUI application. The business services content will be reviewed by USWLD prior to its formal acceptance, following procedures specified in


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                  the SPMP. (Note: the Business Services Module may be
                  implemented as part of the TFS database.)

         o TFS DATABASE: The TFS database contains the data used by the business processing layer of the LD GUI.

         o STATUS REPORTS: CGI will provide monthly written status reports that describe project status, progress, issues, and plans. Carnegie Group's project manager and other personnel as appropriate will provide more frequent regular status updates via phone or face-to-face conversation.

         o ADMINISTRATOR'S GUIDE: A manual for System Administrators, describing the installation, set-up, and maintenance of the system.

         o CONSULTING ON TRAINING MATERIALS: Carnegie Group will work with U S WEST market units to determine the type and content of user training that should be provided. This proposal assumes approximately three person weeks of CGI time will be used for consulting on the content and organization of training materials. We assume that the training materials will be produced by US WEST.

1.7      SUMMARY

This Schedule covers efforts to be performed from September 2, 1997 through May 31, 1998. See Section 2.1 for a more detailed schedule.


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2.  SCHEDULE, STATEMENT OF WORK, AND DELIVERABLES


2.1      TASKS AND SCHEDULE

Reference Section 4 in its entirety of the Long Distance GUI Proposal for the Statement of Work and Schedule to address this section of this Schedule No. 35-002-97.

2.2      ASSUMPTIONS AND RISKS

The project description, schedules, and deliverables were developed based on the assumptions provided in Sections 6.1 and 6.2 of the Long Distance GUI Proposal. If these assumptions are not valid, changes to the schedule, deliverables, and cost of the LD GUI project may be required.

Both parties agree that there are specific risks associated with this effort, as provided in Section 6.2 of the Long Distance GUI Proposal.

2.2.1    SCOPE ASSUMPTIONS

The scope of LD GUI is as described in Section 2 of the Long Distance GUI Proposal.

2.2.2    PERSONNEL AND LOGISTICS ASSUMPTIONS

Reference Section 6.1.2 of the Long Distance GUI Proposal.

2.2.3    HARDWARE AND SOFTWARE ASSUMPTIONS

Reference Section 6.1.3 of the Long Distance GUI Proposal.

2.2.4    SCHEDULE ASSUMPTIONS

Reference Section 6.1.4 of the Long Distance GUI Proposal.


2.2.5    PROCESS ASSUMPTIONS

Reference Section 6.1.5 of the Long Distance GUI Proposal.

2.2.6    RISKS

Reference Section 6.2 of the Long Distance GUI Proposal.



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2.3     DELIVERABLES

See Section 1.6 of this Schedule for a description of the LD-GUI deliverables.

A copy of each deliverable will be provided to the appropriate U S WEST recipients. The master copy will contain a letter to be mutually signed by the parties acknowledging delivery, receipt and acceptance of the deliverables. Should CGI not receive the signed letter or a written list of items which are not in compliance with the project specifications within ten (10) business days after delivery, then the Deliverables shall be deemed accepted.






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3.  PROJECTED COST

The total cost of the work net of discounts shall not exceed [        ] based on
estimated time and material expenses. Should travel be required, U S WEST agrees to pay CGI travel expenses for all pre-approved trips.

This Schedule does not represent a follow-on effort or a change order effort.

Estimated costs with applicable discounts for the project are provided below:


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                 ITEMIZATION OF COSTS                                           AMOUNT

------------------------------------------------------  ------------------------------------------------------
CONTRACT ENGINEERING COSTS (TIME AND MATERIALS)                               [        ]

LESS  [     ] MINIMUM DISCOUNT AND                                            [        ]
[       ] PROJECT VOLUME DISCOUNT                                             [        ]


------------------------------------------------------  ------------------------------------------------------

------------------------------------------------------  ------------------------------------------------------
CGI/THIRD PARTY LICENSE FEES

------------------------------------------------------  ------------------------------------------------------
TRAVEL EXPENSES AND OTHER PASS-THROUGH EXPENSES

------------------------------------------------------  ------------------------------------------------------
TOTAL SCHEDULE ESTIMATED PRICE                                                [        ]

--------------------------------------------------------------------------------------------------------------

ESTIMATED HOURS ARE AS FOLLOWS:

--------------------------------------------------------------------------------------------------------------
                       CATEGORY                                     ESTIMATED CARNEGIE GROUP HOURS

------------------------------------------------------  ------------------------------------------------------
MANAGER(S)                                                                    [        ]

PRINCIPAL ENGINEER                                                            [        ]

ENGINEER(S)                                                                   [        ]

TECHNICAL WRITER(S)                                                           [        ]

------------------------------------------------------  ------------------------------------------------------
TOTAL HOURS                                                                   [        ]

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IN WITNESS WHEREOF, U S WEST and CGI agree and execute this Schedule in duplicate by their respective authorized representatives.


CARNEGIE GROUP, INC.                         U S WEST LONG DISTANCE
                                             MARK HERNANDEZ
                                             SENIOR DIRECTOR - SYSTEMS

BY:  /s/ BRUCE RUSSELL                       BY:   /s/ MARK HERNANDEZ
   -------------------------                    -------------------------
NAME:    Bruce Russell                       NAME:     Mark Hernandez
     -----------------------                      -----------------------
            (printed)                                    (printed)
TITLE:   EVP/COO                             DATE:     10/30/97
      ----------------------                      -----------------------

DATE:    11/4/97
     -----------------------

                                             U S WEST BRI LONG DISTANCE
                                             KEVIN PHELPS
                                             DIRECTOR - FINANCE

                                             BY:   /s/ KEVIN PHELPS
                                                -------------------------

                                             NAME:     Kevin Phelps
                                                  -----------------------
                                                         (printed)
                                             DATE:     10/30/97
                                                  -----------------------











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